SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K Current Report Pursuant to Section 13 or 15 (d) of The Securities and Exchange Act of 1934

DATE OF REPORT:
September 11, 2003 (Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP 288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS. Attached as exhibit 99.1 hereto is a copy of a press release regarding dividends declared by Independent Bank Corp. which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: September 11, 2003	BY:/s/ Denis K. Sheahan
DENIS K. SHEAHAN CHIEF FINANCIAL OFFICER AND TREASURER